UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2023

Sisecam Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	SIRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced herein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

On April 28, 2023, Sisecam Resources LP (the “Partnership”) announced via a press release its financial results for the first quarter ended March 31, 2023. A copy of that press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 28, 2023, the Partnership issued a press release announcing the declaration of its first quarter 2023 distribution. A copy of the Partnership’s press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.
.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Sisecam Resources LP, dated April 28, 2023 First Quarter Financial Results
99.2	Press Release of Sisecam Resources LP, dated April 28, 2023 Regarding Q1 Distribution
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: April 28, 2023

SISECAM RESOURCES LP

By:	Sisecam Resource Partners LLC, its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Sisecam Resource Partners LLC, the registrant’s General Partner